Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     ---------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 5, 1999 included in Mallon Resources Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                     ARTHUR ANDERSEN LLP

Denver, Colorado
September 21, 1999